UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2011

TAL INTERNATIONAL GROUP, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-126317	20-1796526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Manhattanville Road

Purchase, New York 10577-2135

(Address of Principal Executive Offices, including Zip Code)

Telephone: (914) 251-9000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)         Effective December 15, 2011, the Board of Directors of TAL International Group, Inc. appointed Helmut Kaspers to the Board of Directors of TAL International Group, Inc. and of each of its U.S. subsidiaries. The Board of Directors also determined that Helmut Kaspers qualified as an independent director pursuant to the NYSE listing rules and the Director’s Independence Standards adopted by TAL International Group, Inc. The Board of Directors approved an Indemnity Agreement with Mr. Kaspers identical to those previously entered into with the other directors of TAL International Group, Inc. in the form of Exhibit 10.14 to TAL International Group, Inc. Form 10-K filed on February 18, 2011.

Effective December 15, 2011, Brian J. Higgins, John W. Jordan II, and David W. Zalaznick resigned from the Board of Directors of TAL International Group, Inc. and of each of its U.S. subsidiaries. David W. Zalaznick resigned from the Compensation Committee and was replaced by Claude Germain. John W. Jordan II resigned from the Nominating and Corporate Governance Committee and was replaced by Malcolm Baker.

As a result of its equity offering on April 6, 2011 TAL International Group, Inc. ceased to be a “controlled company” under New York Stock Exchange rules and had one year from that date to have a majority of the Board of Directors of TAL International Group, Inc. be composed of independent directors. As a result of the above appointment and resignations, a majority of the Board of Directors of TAL International Group, Inc. is now composed of independent directors.

Also, effective December 15, 2011 Brian M. Sondey, in addition to his duties as President and Chief Executive Officer, was  also appointed Chairman of the Board of Directors of TAL International Group, Inc. Previously, TAL International Group, Inc. did not have a Chairman.

On December 20, 2011 TAL International Group, Inc. issued a press release announcing the appointment of Helmut Kaspers, and the resignations of Brian J. Higgins, John W. Jordan II, and David W. Zalaznick. A copy of the press release is furnished with this report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(C)  Exhibits

     99.1 Press release issued by TAL International Group, Inc. dated December 20, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAL International Group, Inc.

Dated: December 20, 2011	By:	/s/ Brian Sondey
Name: Brian Sondey
Title: President and Chief Executive Officer

INDEX TO EXHIBITS

EXHIBIT	DESCRIPTION
99.1	Press Release issued by TAL International Group, Inc. on December 20, 2011.